100 ways community

United Community Bank

The Bank That SERVICE Built.™

2007 Investor Conference

Presented by:

   Jimmy Tallent

   CEO United Community Banks, Inc.

1

100 ways community
United Community Bank.
The Bank That SERVICE Built.™

Cautionary Statement

The presentations today contain forward-looking statements, as defined by Federal
Securities Laws, including statements about financial outlook and business environment.
These statements are provided to assist in the understanding of future financial performance.  Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements.  Any such statements are based on current expectations and involve a number of risks and uncertainties.  For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities and Exchange Commission.  These presentations also contain non-
GAAP financial measures, as defined by the Federal Securities Laws.  For a presentation of the most directly comparable financial measures calculated and presented in accordance with GAAP and a reconciliation of the differences between those measures and the non-GAAP financial measures, please refer to “Selected Financial Data” in the
United Community Banks, Inc. Annual Report filed on Form 10-K with the Securities
Exchange Commission, which may be found on the company’s Web site, www.ucbi.com.

2

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Overview

Community Banking

Retail Banking

De Novo Strategy

Bank CEO Updates

Gwinnett / Metro Atlanta

Gainesville / Hall County

North Carolina

Marketing

Today’s Discussion Topics

Treasury / ALCO

Credit & Risk Management /
Loan Portfolio

Loan Portfolio

Credit Structure / Underwriting

Construction Lending

Global Risk Management

Technology / Operations

3

100 ways community
United Community Bank.
The Bank That SERVICE Built.™

United at a Glance

27 community banks, 108 banking offices

$8.0 billion in assets

$1.5 billion market cap

Unique footprint – fast growing markets

Decentralized model

4

100 ways community

NORTH CAROLINA
ASHEVILLE
Madison
Yancey
Mitchell
Avery
Watauga
Caldwell
Burke
McDowell
Buncombe
Rutherford
Henderson
Polk
Transylvania
Cleveland
Haywood
Jackson
Macon
Swain
Graham
Cherokee
Clay
GEORGIA
ATLANTA
Dade
Catoosa
Whitfield
Murray
Walker
Chattooga
Gordon
Pickens
Dawson
Floyd
Bartow
Cherokee
Forsyth
Polk
Paulding
Cobb
Gwinnett
Haralson
Douglas
Fulton
DeKalb
Carroll
Clayton
Henry
Rockdale
Newton
Walton
Coweta
Fayette
Heard
Spalding
Butts
Jasper
Meriwether
Pike
Lamar
Fannin
Union
Towns
Rabun
White
Habersham
Lumpkin
Stephens
Hall
Banks
Franklin
Hart
Jackson
Madison
Elbert
Barrow
Clarke
Oconee

United Community Bank.

The Bank That SERVICE Built.™

10 Years Ago

  4 community banks

  11 offices

  275 employees

  $500 million assets

5

100 ways community

NASHVILLE
TENNESSEE
CHATTANOOGA
ASHEVILLE
NORTH CAROLINA
GREENVILLE
SOUTH CAROLINA
GEORGIA
ATLANTA
SOUTH CAROLINA
COASTAL GEORGIA
FLORIDA
JACKSONVILLE

United Community Bank.

The Bank That SERVICE Built.™

Today

  27 community banks

  108 offices

  2,031 employees

  $8.0 billion assets

  $89 billion deposits in

   market – we have 7%

6

100 ways community

NASHVILLE
TENNESSEE
CHATTANOOGA
ASHEVILLE
NORTH CAROLINA
SOUTH CAROLINA
GREENVILLE
SOUTH CAROLINA
GEORGIA
ATLANTA
COASTAL GEORGIA
FLORIDA
JACKSONVILLE
New location

United Community Bank®

The Bank That SERVICE Built.™

Expansion Over the Past Two Years

Executed balanced growth strategy

Significant reinvestment in franchise

Opened 15 de novo offices

2005 – 5

2006 – 7

2007 – 3

Opened de novo bank in Cleveland, TN (Q3 06)

Acquired Southern National Bank in metro
Atlanta (Q4 06)

Acquired First Bank of the South in northwest
metro Atlanta (Q2 07)

7

100 ways community
United Community Bank.
The Bank That SERVICE Built.™

Progress Over the Past Two Years

Executed balanced growth strategy

Continued record earnings

13 percent EPS growth – 2005

16 percent EPS growth – 2006

13 percent EPS growth – Q 1 2007

8

Community Banking

Presented by:

   Guy Freeman

   EVP, Chief Operating Officer

1

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Unique Footprint

Markets where people live, work, play, and retire

Fast growing Atlanta Markets; strategically important

Fulton County

Embry Hills, DeKalb County

Lawrenceville and Buford, Gwinnett County

Gainesville, Hall County

Attractive mountain communities that continue to prosper

Cleveland and Helen, White County

Blairsville, Union County

Hiawasee, Towns County

What We Saw on Today’s Tour

2

100 ways community

United Community Bank

The Bank That SERVICE Built.

Business Model for Success

Operating model tailored to each of our community’s needs and focused on providing the highest-quality customer service

Balanced growth strategy emphasizing organic growth and
complemented by selective acquisitions

Unique footprint with some of the fastest growing markets in the country

3

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Operating Model

27 community banks each with local CEOs, local boards and local decision-making

Bankers are highly engaged members of the community and
committed to service excellence

Best of both worlds: service delivery of a $300 million community bank with resources of a $8.0 billion bank

“Provides a competitive advantage”

Community-Focused

4

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Operating Model

Providing high-quality, personal customer service is our top priority

90 percent customer satisfaction rate leveraged through referrals

95 percent of customers “had already, or would likely” recommend
United

“The Bank That SERVICE Built”

Service-Focused

5

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Operating Model

Bank CEOs execute United’s strategy to achieve its common goals together

Intensive budget process is used to establish accountability and track progress

Monthly de novo meetings to track progress

Quarterly and other regional meetings with CEOs to keep things moving in the right direction

Achieving Our Goals

6

NASHVILLE
TN
KNOXVILLE
ASHEVILLE
NC
CHATTANOOGA
GREENVILLE
COLUMBIA
SC
ATLANTA
GA
SAVANNAH
HILTON HEAD ISLAND

United Community Bank.

The Bank That SERVICE Built.™

Unique Footprint

Excellent Growth Opportunities

$12.2 billion deposits

United has 3%

Assets - $.4 billion

2 Banks, 11 Offices

East Tennessee #8

$6.9 billion deposits

United has 31%

Assets - $2.6 billion

11 Banks, 23 Offices

North Georgia #1

$56.2 billion deposits

United has 4%

Assets - $3.4 billion

11 Banks, 45 Offices

Atlanta Region* #7

$6.6 billion deposits

United has 2%

Assets - $1.1 billion

1 Bank, 21 Offices

Western NC #2

$6.8 billion deposits

United has 6%

Assets - $.5 billion

2 Banks, 8 Offices

Coastal GA #7

* Combines the Atlanta and Gainesville MSAs

7

Unique Footprint - Fast Growing Markets

North Georgia

Atlanta Region*

Coastal Georgia

Western North Carolina

East Tennessee

Total Markets

Georgia

North Carolina

Tennessee

United States

6.9

1

56.2

6.8

6.6

12.2

88.7

Market

Deposits

($ in billions)

Population

(000s)

380

3,676

359

417

818

5,650

9,554

8,906

6,141

303,582

(Actual)

’00 to ‘06

(Projected)

’06 to ‘11

Population Growth

19

28

7

10

8

21

17

11

8

8

15

21

4

7

7

18

14

8

6

7

%

%

Markets

* Combines the Atlanta and Gainesville MSAs                1 as of June 30, 2006 pro forma

8

Atlanta Region

Dawson

Hall County

Forsyth

Gwinnett

Conyers (Rockdale)

Henry County

UCBI Banks & Offices

Fairburn

Carrollton

Marietta

Cherokee

Bartow

Real Estate Lending (Constr. and A&D)

45 Banking Offices in 20 counties in Metro Atlanta and Gainesville MSAs

9

100 ways community

GEORGIA
JASPER
Dawson
Pickens
DAWSONVILLE
CLERMONT
MURRAYVILLE
Hall
ADAIRSVILLE
Bartow
CANTON
575
CUMMING
400
Forsyth
GAINESVILLE
CARTERSVILLE
BRIDGE MILL
Cherokee
JOHNS CREEK
75
BUFORD
N. Fulton
Barrow
POWDER SPRINGS
HIRAM
MARIETTA
85
LAWRENCEVILLE
Cobb
Gwinnett
Paulding
LOST MOUNTAIN
EMBRY HILLS
LOGANVILLE
Haralson
Dekalb
SNELLVILLE
MONROE
ATLANTA
Walton
DOUGLASVILLE
285
20
VILLA RICA
Douglas
Fulton
CONYERS
CARROLLTON
UNION CITY
FAIRBURN
Clayton
Rockdale
Carroll
PALMETTO
STOCKBRIDGE
COVINGTON
Newton
Henry
TYRONE
FAYETTEVILLE
MCDONOUGH
NEWNAN
PEACHTREE CITY
Fayette
Heard
NEWNAN LAKES
Coweta
Spalding
Butts
Jasper
85
75
Meriwether
Pike
Lamar

•

•

–

•

United Community Bank.

The Bank That SERVICE Built.™

Unique Footprint

Atlanta Region*

11 banks, 45 offices

Assets - $3.4 billion

43% of our company

Significant growth potential

* Combines the Atlanta and Gainesville MSAs

10

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Deposit Comparison

11

Total DDA

Total Deposits

Total Funding

Total MMDA, NOW, Savings

296,037

51%

484,151

30%

60%

953,346

CDs

184,625

Funds User

339,127

31%

Annual Earning Effect

9.565

BP Effect on Loan Pricing

Balance

Yield

Mix

Balance

Yield

Mix

First Bank of the South

As of Feb 2007

UCBI Total Atlanta Region

As of Feb 2007

104,796

18%

163,530

10%

585,458

3.64%

1,601,028

3.90%

1,940,155

4.14%

3.64%

585,458

5.25%

0.59%

Retail Banking

Presented by:

   Bill Gilbert

   EVP Retail Banking

1

100 ways community

United Community Bank

The Bank That SERVICE Built.

Retail Banking

Common “United” brand and product unification

Core deposits

Retail products and fee revenue opportunities

Deposits and service fees

Online banking, payroll, ACH, cash management, remote deposit services

Mortgage banking

Brokerage

Deposit capture

Products and Services

2

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Products and Services

Core Deposits ($ in billions)

3

2.7

3.3

4.0

4.2

4Q 04

4Q 05

4Q 06

1Q 07

4.5

4.0

3.5

2.5

2.0

1.5

1.0

0.5

0.0

3.0

Products and Services

Service Charges and Fees

Mortgage

Brokerage

Other

Total Fee Revenue

Fee Revenue ($ in thousands)

      Q1 07

$  7,253

2,223

998

3,908

$ 14,382

      Q1 06

$  6,353

1,513

882

3,010

$ 11,758

      Q1 05

$  5,614

1,483

442

2,661

$ 10,200

     $

900

710

116

898

2,624

%

14

47

13

30

22

Variance

Q1 07 – Q1 06

4

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Mortgage Production

5

146

155

172

108

500

450

400

350

300

250

200

150

100

50

0

184

294

401

365

200

180

160

140

120

100

Secondary Mortgage
Production (in millions)

Average Size Loan (in
thousand)

2004

2005

2006

1Q 07

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Brokerage Production

Average Revenue Per Representative

6

Q4 04

Q4 05

Q4 06

Q1 07

30,000

25,000

15,000

10,000

5,000

0

20,000

Industry

UCBI

100 ways community

United Community Bank.
The Bank That SERVICE Built.™

Brokerage Production

Fee-Based Assets (in millions)

7

Q4 05

Q4 06

Q1 07

50

40

20

10

0

30

15.8

44.2

45.0

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Corporate Services

Sweep Balances

8

150

125

100

75

50

25

0

Q4 04

Q4 05

Q4 06

Q1 07

55

62

122

132

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Remote Deposit Capture

9

28 Georgia Customers

13 North Carolina Customers

4 Tennessee Customers

15%

2%

83%

De Novo Activity

Presented by:

   Rob Cochran

   SVP of Banking

1

100 ways community

United Community Bank

The Bank That SERVICE Built.

Agenda

Activity for 2005 – 2007

Expectations

Financial Results

2

100 ways community

TENNESSEE
NORTH CAROLINA
SOUTH CAROLINA
CAROLINA
GEORGIA
SOUTH CAROLINA
COASTAL GEORGIA
FLORIDA
New location

United Community Bank.

The Bank That SERVICE Built.™

Activity for 2005 - 2007

2005 – 2006

Opened 2 de novo banks
and 15 offices

2007

Opened 3 offices

Additional 4 offices in 2007

3

100 ways community
United Community Bank.
The Bank That SERVICE Built.™

Expectations

Goal

Break Even Within 18-24 Months of Opening Date

Break Even Point

$20-25MM in Loans

$5-10MM in Core Deposits

Monthly

Meet with the Manager of Each De Novo Office

4

DeNovo Example

04/30/07

Balance

Inc / Exp

Rate

Balance

Rate

Balance

Inc / Exp

Rate

Loans

10,000

70

8.52%

11,000

8.35%

21,000

150

8.43%

Demand

700

350

1,050

NOW

200

1

3.04%

140

3.04%

340

1

3.04%

MMDA

1,000

4

4.26%

1,050

4.26%

2,050

7

4.26%

Savings

50

0

0.40%

70

0.40%

120

0

0.40%

CDs

6,000

27

5.48%

3,500

9,500

42

5.15%

Total Deposits

7,950

31

4.75%

5,110

13,060

50

4.50%

(User) / Provider

(2,050)

(11)

6.53%

(5,890)

5.25%

(7,940)

(36)

5.25%

Loan Fees

4

-

4

Net Interest Revenue

31

68

Provision

10

-

10

Fee Revenue

2

1

3

Total Expenses

58

3

61

Pre Tax Earnings

(35)

0

After

Before

ACTUAL

12/31/07

New Activity

5

DeNovo Example

Apr-07

Dec-07

Monthly

Actual

Target

Goal

Feb-07

Mar-07

Apr-07

Loans

10,000

21,000

1,571

2,000

1,500

2,100

Demand

700

1,050

50

100

50

75

NOW

200

340

20

10

40

30

MMDA

1,000

2,050

150

100

70

120

Savings

50

120

10

20

5

15

CDs

6,000

9,500

500

1,000

750

600

Total Deposits

10,178

11,330

730

1,230

915

840

Actual Growth

6

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Financial Results

7

EPS

Loans

Deposits

2006 YE

1Q 07

$ 513 MM

$ 422 MM

($ .07)

($ .02)

De Novos Opened 2005 - 2007

First Bank of the South

Presented by:

   Glenn White

   CEO Gwinnett County

1

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

First Bank of the South

The newest community bank to join the United

Community Banks organization.

Why join United Community Banks?

Management decision

Overall management culture of United

More product  & services offerings

More locations

Higher lending limits

Liquidity of stock

2

100 ways community

United Community Bank

The Bank That SERVICE Built.

Defining Characteristics

Relationship Banking to Small and Medium Businesses

Lower interest expense                      Higher net interest margin

Emphasis on Profitability

Experienced Management Team

3

100 ways community

United Community Bank®

The Bank That SERVICE Built.™

Balance Sheet

Assets ($ in millions)

4

2006

2005

2004

2003

2002

Cash and Due From Banks

$

22.9

$

18.5

$

20.0

$

20.5

$

16.8

Fed Funds Sold

47.9

12.8

5.5

23.3

20.9

Securities

49.8

30.8

27.6

35.5

22.5

Loans, Net of Unearned Income

536.1

404.9

339.0

251.6

204.5

Less Allowance for Loan Losses

(7.2)

(5.7)

(4.9)

(3.6)

(3.0)

Premises and Equipment, net

7.8

5.2

5.8

6.0

7.3

Other Assets

17.5

4.0

3.0

2.1

1.4

Total Assets

$

675

$

470

$

396

$

335

$

270

Asset Growth Percentage

43%

19%

18%

24%

118%

100 ways community

United Community Bank.
The Bank That SERVICE Built.™

Balance Sheet

Liabilities and Stockholders’ Equity ($ in millions)

5

2006

2005

2004

2003

2002

Non - Interest Bearing DDA

$

110.5

$

95.6

$

77.0

$

67.8

$

49.0

Interest Bearing DDA

292.6

173.3

190.7

180.4

133.2

Certificates of Deposit

179.6

154.2

76.8

48.7

61.3

Total Deposits

582.6

423.1

344.5

296.9

243.5

Other Borrowings and Repurchase

Agreements

10.0

-

10.0

-

0.1

Other Liabilities

2.8

5.1

0.8

0.5

1.8

Total Liabilities

595

428

355

297

245

Stockholders’ Equity

79.2

42.2

40.6

38.0

24.9

Total Liabilities and Stockholders’

Equity

$

675

$

470

$

396

$

335

$

270

Net Income

11.9

8.0

5.4

4.7

3.5

Net Interest Margin

5.02%

4.88%

4.57%

4.27%

4.51%

ROA

1.92%

1.87%

1.48%

1.57%

2.39%

Earnings Growth Percentage

49%

48%

15%

35%

71%

1

Lanier Acquisition

1

2

2

Embry Acquisition

3

3

Sub "S" Corporation

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Total Loans

($ in millions)

6

40%

5%

1%

38%

16%

Commercial RE: $206

C & I: $85

Consumer: $8

Residential Mortgage: 28

Construction: 210

Total Loans: $536

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Total Deposits

($ in millions)

7

19%

12%

47%

3%

19%

DDA: $110

NOW Accounts: $18

Jumbo CDs & IRAs: $111

CDs & IRAs: $69

MMA & Savings: $275

Total Deposits: $583

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

First Bank of the South

Organization Chart

Board of Directors

Glenn White

CEO

Andy Pourchier

CFO

Dan Zartman

Sr. Credit Officer

Steve Williams

President

Nancy Cain

Operations

Loan Operations

Linda George

ADC Manager

9 Commercial Lenders

1 SBA Lender

Johns Creek

Lawrenceville

Embry Hills

Snellville

Buford

8

Nancy Cain

Retail

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Gwinnett County

Population and Employment

Gwinnett County Department of Financial Services - Economic Analysis Division

9

Population

Employment

1980

1985

1990

1995

2000

2005

2011

Projected

0

200,000

300,000

400,000

500,000

600,000

700,000

800,000

900,000

1,000,000

100,000

Gwinnett County Businesses

Total Businesses

Retail

Manufacturing

Construction

Wholesale

RE, Insurance, Financial

Service

Misc.

(%)

22%

5%

9.2%

6.5%

9.7%

36.9%

10.1%

28,131

6,186

1,520

2,601

1,842

2,747

10,388

2,847

10

100 ways community
United Community Bank.
The Bank That SERVICE Built.™

Gwinnett County Deposits

11

Wachovia Corp. (NC)

Bank of America Corp. (NC)

SunTrust Banks Inc. (GA)

Brand Banking Company (GA)

Royal Bank of Canada

BB&T Corp. (NC)

United Community Banks Inc. (GA)

Peoples Bank & Trust (GA)

First Charter Corp. (NC)

Community Financial Holding (GA)

Total For Institutions In Market

1

2

3

4

5

6

7

8

9

10

1

2

3

4

5

6

7

8

9

10

34

26

42

5

10

12

3

3

1

2

211

2,480,643

1,360,259

1,180,548

675,844

500,795

472,546

425,196

382,876

324,672

298,628

10,658,688

23.27

12.76

11.08

6.34

4.70

4.43

3.99

3.59

3.05

2.80

2,310,472

1,293,781

1,069,326

618,086

573,641

398,879

384,999

341,745

271,319

248,226

9,431,756

24.50

3.72

1.34

6.55

6.08

4.23

4.08

3.62

2.88

2.63

2006 Total

Deposits in

Market ($000)

2006

Rank

2005

Rank

Institution

2006

Number of

Branches

2006

Total Market

Share (%)

2005 Total

Deposits in

Market ($000)

2005

Total Market

Share (%)

Commercial Banking (C&I) Overview

Presented by:

   Steve Williams

   President Gwinnett County

1

100 ways community

United Community Bank

The Bank That SERVICE Built.™

What is C&I?

Traditional Commercial Banking

Providing Banking Products to Closely Held Business

These are Operating Companies with Good Track Records

Annual Sales Usually Between $5MM - $50MM

Our Focus is “Relationship Banking” – NOT Just a Transaction

Secured Lending

Working Capital Lines of Credit

Construction Loans for Owner-Occupied Office / Warehouse Buildings

Equipment Purchases

2

100
ways
community
United
Community Bank.
UNITED
The Bank That SERVICE Built.™

Examples

More of:

Manufacturing

Wholesale Distribution (Plumbing, Electrical, HVAC, Building
Materials, etc.)

Seasoned Contractors (General, Pipeline, Highway, etc.)

Professional Firms (Law, Medical, Dental, Veterinarians,
Engineering, etc.)

Heavy Equipment Sales

Commercial Printing

Independent Insurance Agencies

3

100 ways community
United Community Bank.
The Bank That SERVICE Built.™

Examples

Less of:

Retail

Restaurants

Non Owner Occupied Real Estate

Skating Rinks / Bowling Alleys

Convenience Stores

Hotels

4

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

What Services / Products Do We
Provide These Businesses?

DDA & Insured Money Market Accounts

Operating Lines of Credit

Real Estate Construction & Permanent Loans

Term Loans Financing Stock Buyouts

Term Loans Financing Equipment Purchases

SBA Products for Business Acquisition, Working capital Lines of
Credit and Traditional 504 Loans

5

100 ways community
United Community Bank.
UNITED
The Bank That SERVICE Built.™

How Do We Get the Business?

Existing Customer Referrals

CPAs

Commercial Real Estate Companies

Attorneys

Building Contractors

Our Local Board Members

Chamber of Commerce Contacts

Civic Organizations

Cold Calling

6

Why Are C&I Relationships
Important to Us?

Great Source of Low Cost Deposits

We Grow as our Customers Grow

Owner Occupied R/E Loans Usually Kept in the Portfolio Longer

Diversifies our Asset Mix

Great Feeder / Referral Source to our SBA Professional

Opportunity to Bank Owners of the Business Personally –
Individuals That Usually Have High Income, Net Worth & Liquidity

7

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Expansion Plans

We Plan to Expand C&I Beyond Gwinnett County By:

Seeking High Quality Bankers Having 5 or More Years of “In Market”
Experience

Leveraging the Larger UCB Office Network & Capital Position

Utilizing Higher-End Cash Management Products to Attract Business

Enlisting Other Local Board Members of our metro banks for C&I Referrals

Managing Credit Risk Using the 30 Years Experience of Dan Zartman, Chief
Credit Officer in Gwinnett, to Oversee the C&I Credit Function for all Metro
Atlanta banks

8

Gainesville / Hall County

Presented by:

   Dick Valentine

   CEO, Hall County

1

100
ways
community
United
Community Bank.
The Bank That SERVICE Built.™

21 Months of Progress

Hall County operation established in May 2005 with 51 local bankers

July ’06 became profitable with $316M in loans and $237M in
deposits

End of Q1-07, 6 offices with 90 bankers

Total loans of  $362M and total deposits of $247M

2

100 ways community

United Community Bank®

The Bank That SERVICE Built.™

Pre-tax Income

Jan 06

Apr 06

Jul 06

Oct 06

Dec 06

Mar 07

($ in thousands)

$ 117

($ 338)

3

200

100

0

(100)

(200)

(300)

(400)

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Loans and Deposits

($ in millions)

4

400

350

300

250

200

150

100

50

0

Deposits

Loans

May 05

2Q 05

3Q 05

4Q 05

1Q  06

2Q 06

3Q  06

4Q 06

1Q 07

100 ways community
United Community Bank.
The Bank That SERVICE Built.™

Growth in Core Accounts

January 2006 – April 2007

7,213

5

8,000

7,000

6,000

5,000

4,000

3,000

2,000

1,000

0

Jan-06

Apr-06

Jul-06

Oct-06

Jan-07

Apr-07

Hall County, GA

Regions Financial Corp. (AL)

Wachovia Corp. (NC)

GB&T Bancshares Inc. (GA)

United Community Banks Inc. (GA)

BB&T Corp. (NC)

SunTrust Banks Inc. (GA)

Bank of America Corp. (NC)

Community Bankshares Inc. (GA)

Peach State Bank & Trust (GA)

Hamilton State Bancshares (GA)

PAB Bankshares Inc. (GA)

NBOG Bancorp Inc (GA)

Total For Institutions In Market

1

2

3

4

5

6

7

8

9

10

11

12

1

2

3

7

4

5

6

8

14

12

13

9

9

5

8

6

6

5

3

6

1

1

1

1

58

575,303

555,718

457,609

228,500

179,937

157,615

138,744

66,430

59,001

44,617

34,679

31,940

2,599,430

22.13

21.38

17.60

8.79

6.92

6.06

5.34

2.56

2.27

1.72

1.33

1.23

654,605

512,404

440,884

70,771

172,709

154,116

139,534

58,151

9,712

20,856

16,276

38,310

2,346,086

27.90

21.84

18.79

3.02

7.36

6.57

5.95

2.48

0.41

0.89

0.69

1.63

2006

Deposits

in Market

2006

Rank

2005

Rank

Institution

Branches

in

Market

Market

Share

(%)

2005

Deposits

in Market

Market

Share

(%)

6

100 ways community

N
W
E
S
4
Clermont
Murrayville
3
6
Lula
2
Gainesville
1
5
Oakwood
Future Site
Martin Rd.
Future Site
Friendship Rd.
Future Site
Chateau Elan

United Community Bank.
The Bank That SERVICE Built.™

Hall County, GA

Recent Openings

Main Office – 5 / 05

Thompson Bridge – 9 / 05

Quillian’s Corner – 10 /05

South Hall – 12 / 05

Lula – 4 / 07

7

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Balanced Growth Strategy

Six banking offices strategically located throughout Hall County

Adequately staffed for long term growth

Focus on gaining market share from existing competitors and
capturing our share of market growth

Core relationship growth

Efficiency and profitability improves with market share increase

8

Western North Carolina

Presented by:

   Greg Hining

   CEO Western North Carolina

1

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Bank History

Joined United in 1990 – acquisition of Citizens Bank

$55 million in assets

3 offices in Cherokee and Clay counties

Markets contiguous and similar to United’s North Georgia markets

Now have $1.1 billion in assets and 21 offices

2

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

High-Quality Asset Growth

(in millions)

10-year CAGR: 17%

3

1.2

1.0

0.8

0.6

0.4

0.2

0.0

94

95

96

97

98

99

00

01

02

0.3

0.4

0.5

0.6

1Q07.

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Operating Model

Management Structure

Guy Freeman

EVP, Banking

Board of Directors

Greg Hining

Chairman & CEO

John Goins

President

Region 3

Dale Cable

EVP, Region 1

Rick King

EVP, Region 2

Andrews

Murphy

Sylva (2)

Franklin

Bakersville

Blowing Rock

Bryson City

Burnsville

Cherokee

Newland

Robbinsville

Spruce pine

Brevard (2)

Cashiers

Etowah

Hayesville (2)

Hendersonville

Waynesville

290 Employees

49   Lenders

36   Customer Service Representatives

117 Tellers

4

100 ways community

NC
ASHEVILLE

Watauga
Avery
BLOWING ROCK
Mitchell
NEWLAND
BAKERSVILLE
SPRUCE PINE
Caldwell
Madison
BURNSVILLE
Yancey
Burke
Buncombe
McDowell
40
ASHEVILLE
CHEROKEE
WAYNESVILLE
BRYSON CITY
NORTH CAROLINA
Graham
Swain
SYLVA
Haywood
HENDERSONVILLE
ROBBINSVILLE
Jackson
Transylvania
ETOWAH
Polk
Rutherford
Cleveland
Macon
ANDREWS
Cherokee
CASHIERS
BREVARD
Henderson
26
85
FRANKLIN
MURPHY
HAYESVILLE
64
23
Clay

United Community Bank.

The Bank That SERVICE Built.™

Unique Footprint

21 Offices

13 Counties

13.3% Market Share

$6.6 Billion Deposits

5

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Unique Footprint

Located among The Great Smoky Mountains

Place where people want to retire or have second homes

Manufacturing continues to be replaced by service-based business

Still significant demand for real estate and small business loans that support growth from retirees and second home owners

Market Characteristics

6

100 ways community
United Community Bank
The Bank That SERVICE Built.™

Unique Footprint

Wide range of competitors
in number and size in each
market

Competitive advantage is
our people and product
delivery

Excellent opportunities to
grow and to gain market
share

Competitive Factors – Western North Carolina

7

Total

Total

Deposits

Market

Branch

in Market

Share

Rank

Institution

Count

$0

(%)

1

FIRST-CITIZENS BANK&TRUST CO

27

1,155,891

17.42%

2

WACHOVIA BANK NATIONAL ASSN

18

1,019,812

15.37%

3

UNITED COMMUNITY BANK

18

883,065

13.31%

4

MACON BANK INC

9

657,839

9.92%

5

CAROLINA FIRST BANK

9

509,711

7.68%

6

BRANCH BANKING&TRUST CO

9

435,918

6.57%

7

RBC CENTURA BANK

12

420,938

6.34%

8

MOUNTAIN 1ST BANK&TRUST CO

6

250,386

3.77%

9

BANK OF AMERICA NA

5

223,482

3.37%

10

SUNTRUST BANK

6

220,686

3.33%

11

HOMETRUST BANK

3

176,200

2.66%

12

BLUE RIDGE SAVINGS BANK INC

5

152,267

2.30%

13

YADKIN VALLEY BANK&TRUST CO

5

131,472

1.98%

14

NANTAHALA BANK&TRUST CO

2

91,897

1.39%

15

FIRST CHARTER BANK

4

75,996

1.15%

16

ASHEVILLE SAVINGS BANK SSB

2

48,635

0.73%

17

HOME BANK

2

29,732

0.45%

18

AF BANK

1

28,729

0.43%

19

HIGHLANDS UNION BANK

2

25,111

0.38%

20

BANK OF GRANITE

1

22,590

0.34%

21

JACKSON SAVINGS BANK SSB

2

21,829

0.33%

22

PIEDMONT FS&LA

1

14,912

0.22%

23

FIRST GASTON BANK OF NC

1

14,231

0.21%

24

REGIONS BANK

1

13,825

0.21%

25

CARTER CNTY BK ELIZABETHTON

1

9,330

0.14%

Totals

152

6,634,484

100

100 ways community

NC
ASHEVILLE

Watauga
Avery
BLOWING ROCK
NEWLAND
Mitchell
BAKERSVILLE
SPRUCE PINE
BURNSVILLE
Yancey
Caldwell
Madison
Burke
Buncombe
McDowell
40
ASHEVILLE
CHEROKEE
WAYNESVILLE
BRYSON CITY
NORTH CAROLINA
Graham
Swain
SYLVA
Haywood
HENDERSONVILLE
ROBBINSVILLE
Jackson
Transylvania
ETOWAH
Polk
Rutherford
Cleveland
Macon
26
Henderson
ANDREWS
CASHIERS
BREVARD
85
Cherokee
FRANKLIN
MURPHY
HAYESVILLE
64
23
Clay

U UNITED United Community Bank.

The Bank That SERVICE Built.™

Balanced Growth Strategy

Take advantage of market
and people opportunities

Partnerships and de novos

A “people decision”

8

Future Opportunities

Presented by:

   John Goins

   President Western North Carolina

1

100 ways community

Watauga
Avery
BLOWING ROCK
Mitchell
NEWLAND
BAKERSVILLE
Caldwell
SPRUCE PINE
Madison
BURNSVILLE
Yancey
Burke
McDowell
Buncombe
40
ASHEVILLE
CHEROKEE
WAYNESVILLE
BRYSON CITY
NORTH CAROLINA
Graham
SYLVA
Haywood
HENDERSONVILLE
Swain
Rutherford
ROBBINSVILLE
Polk
ETOWAH
Jackson
Cleveland
Macon
Transylvania
26
ANDREWS
Henderson
BREVARD
85
Cherokee
FRANKLIN
CASHIERS
HAYESVILLE
MURPHY
64
23
Clay

United Community Bank.

The Bank That SERVICE Built.™

North Carolina Markets

2

Hendersonville

De Novo

3

100 ways community
United Community Bank.
UNITED
The Bank That SERVICE Built.™

Henderson County

Market Share

4

Rank

1

2

3

4

5

6

7

8

9

10

11

12

13

Institution

FIRST-CITIZENS BANK&TRUST CO

CAROLINA FIRST BANK

MOUNTAIN 1ST BANK&TRUST CO

WACHOVIA BANK NATIONAL ASSN

SUNTRUST BANK

MACON BANK INC

HOMETRUST BANK

BANK OF AMERICA NA

BLUE RIDGE SAVINGS BANK INC

BRANCH BANKING&TRUST CO

ASHEVILLE SAVINGS BANK SSB

UNITED COMMUNITY BANK

RBC CENTURA BANK

Total in Market

6

3

4

2

3

2

1

1

2

2

1

1

1

29

375,975

300,194

199,897

180,158

115,517

111,972

92,038

72,074

61,732

50,391

36,378

32,247

29,037

1,657,610

22.68%

18.11%

12.06%

10.87%

6.97%

6.76%

5.55%

4.35%

3.72%

3.04%

2.19%

1.95%

1.75%

Branch
Count

Total
Deposits
in Market
$0

Total
Market
Share
(%)

Buncombe County

Potential for Market Share

5

Rank

1

2

3

4

5

6

7

8

9

10

11

12

14

Institution

WACHOVIA BANK NATIONAL ASSN

FIRST-CITIZENS BANK&TRUST CO

BANK OF AMERICA NA

SUNTRUST BANK

ASHEVILLE SAVINGS BANK SSB

BRANCH BANKING&TRUST CO

HOMETRUST BANK

RBC CENTURA BANK

BANK OF ASHEVILLE

CAROLINA FIRST BANK

CAPITAL BANK

MOUNTAIN 1ST BANK&TRUST CO

BLACK MOUNTAIN SB SSB

Total in Market

10

13

8

10

8

4

3

7

4

3

3

2

2

1

1

1

80

1,043,017

430,922

421,968

337,128

333,541

162,867

155,151

147,076

125,767

110,052

73,591

58,633

52,139

26,501

24,349

18,271

3,520,973

29.62%

12.24%

11.98%

9.57%

9.47%

4.63%

4.41%

4.18%

3.57%

3.13%

2.09%

1.67%

1.48%

0.75%

0.69%

0.52%

Branch
Count

Total
Deposits
in Market
$0

Total
Market
Share
(%)

13

BLUE RIDGE SAVINGS BANK INC

15

FIRST CHARTER BANK

16

MACON BANK INC

100 ways community

Watauga
BLOWING ROCK
Avery
NEWLAND
Mitchell
BAKERSVILLE
SPRUCE PINE
BURNSVILLE
Yancey
Caldwell
Madison
Burke
McDowell
Buncombe
40
ASHEVILLE
NORTH CAROLINA
CHEROKEE
WAYNESVILLE
BRYSON CITY
SYLVA
Haywood
HENDERSONVILLE
Graham
Swain
ROBBINSVILLE
Jackson
Transylvania
ETOWAH
Polk
Rutherford
Cleveland
Macon
ANDREWS
BREVARD
Henderson
26
Cherokee
FRANKLIN
CASHIERS
85
MURPHY
HAYESVILLE
64
23
Clay

United Community Bank.

The Bank That SERVICE Built.™

Opportunities

Expansion

Fee Income Priorities

30% Revenue Growth

Cash Management

Advisory Services

Mortgage

Corporate Services

6

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

North Carolina

Market Share

7

Total

Total

Deposits

Market

Branch

in Market

Share

Rank

Institution

Count

$0

(%)

1

WACHOVIA BANK NATIONAL ASSN

330

80,925,514

41.46%

2

BANK OF AMERICA NA

199

27,979,361

14.33%

3

BRANCH BANKING&TRUST CO

339

25,073,409

12.85%

4

FIRST-CITIZENS BANK&TRUST CO

284

9,991,589

5.12%

5

SUNTRUST BANK

199

7,879,489

4.04%

6

RBC CENTURA BANK

185

7,581,371

3.88%

7

FIRST CHARTER BANK

63

3,004,960

1.54%

8

FIRST BANK

56

1,459,839

0.75%

9

FIDELITY BANK

65

1,113,545

0.57%

10

CAPITAL BANK

26

1,030,534

0.53%

11

CAROLINA FIRST BANK

25

1,008,173

0.52%

12

SOUTHERN COMMUNITY B&T

20

985,173

0.50%

13

BANK OF GRANITE

21

981,868

0.50%

14

SOUTHERN BANK&TRUST CO

54

933,196

0.48%

15

UNITED COMMUNITY BANK

18

883,065

0.45%

16

YADKIN VALLEY BANK&TRUST CO

23

867,090

0.44%

136

GREYSTONE BANK

1

966

0.00%

Total in Market

2606

195,193,246

100 ways community

United Community Bank
The Bank That SERVICE Built.

Corporate Marketing Briefing

Presented by:

Craig Metz

1

100 ways community

United Community Bank®

The Bank That SERVICE Built.™

Employee Satisfaction

Employee satisfaction is
critical to customer
satisfaction.

“Overall, United Community
Bank is an excellent place to
work”

88

89

90

91

92

2005

2006

2007

2

100 ways community

United Community Bank®

The Bank That SERVICE Built.™

Customer Satisfaction

Customer satisfaction is
  critical to shareholder
  value creation.

“Overall, customer satisfaction
   with our service.”

Treatment

Transactions

Needs Assessment

88

89

90

91

92

2005

2006

2007

3

100 ways community

United Community Bank®

The Bank That SERVICE Built.™

How does UCBI Compare?

One of the top-tier
  performance banks in
  the country

Well served customers

Stay longer

Buy more products

Recommend their friends

70

75

80

85

90

95

2004

2005

2006

Banks

Wachovia

UCBI

4

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Meeting Objective

Focus on the Core Deposit Initiative

Specifically review the performance of the
direct marketing channel

Consider the Return on Investment by market

Make recommendations for change based on
these findings

Reduce costs where prudent

5

100 ways community

United Community Bank
The Bank That SERVICE Built.

Core Deposit
Marketing Strategy

Targeting Tactic’s

2004 Neighbors of existing checking customers were targeted with radius limits

2005 Prioritized mail penetration into more responsive areas

2006 New customers profiled (response model – who)

Discern key common attributes

Build response model

Append demographic data to determine best prospects

2006, Mapping of branch geographic footprint (penetration model - where)

Overlay prospects

Score high response areas

2007, Fence lining & segmentation

6

100 ways community

United Community Bank®

The Bank That SERVICE Built.™

Data Integrity

In 2006, we opened 50,035 DDA and Savings
accounts, up 6% from 2005 at 47,151

7

5,000

4,500

4,000

3,500

3,000

2,500

2,000

Jan

Feb

Mar

Apl

May

Jun

Jul

Aug

Sept

Oct

Nov

Dec

2003

2004

2005

2006

2007

100 ways community

United Community Bank®

The Bank That SERVICE Built.™

50,035 in 2006

8

2000

2500

3000

3500

4000

4500

5000

Jan

Feb

Mar

Apl

May

Jun

Jul

Aug

Sept

Oct

Nov

Dec

Product Mix

12.68

17,530

Loan

28.10

38,856

Savings

31.49

43,554

CD’s

27.73

38,353

DDA’s

100.00

138,293

Total Accounts

4x letters per HH

448,635

Unique Mail

7x cycles per year

1,827,713

Total Mail

Percent

Count

Description

9

100 ways community

United Community Bank®

The Bank That SERVICE Built.™

Referrals

18.7 percent of all new account openings
are referred by employees

4.3 percent of new accounts come from
customer referrals

In 2006, we referred 11,500 accounts
worth ( based on a very conservative 4-year life on
book ) $15 million dollars in revenue

10

Treasury/ALCO

Presented by:

   Dave Viar
   SVP, Treasurer

1

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Primary Objectives

Manage

Analysis

Support

Interest Rate Risk

Derivatives

Investment Portfolio

Wholesale Borrowing

Liquidity

Capital

Pricing

Community Banking

2

Investment Portfolio

Balance

Book Yield

Average Life

Duration

Percent of Assets

1Q 06

$1,184 M

5.14%

2.9  Years

2.3 Years

16%

$ 984 M

4.80%

3.3  Years

2.6 Years

16%

1Q 07

3

Investment Portfolio

Treasury

Agency

Pass Thru

CMOs

Corporates

Munis – Tax Exempt

Munis – Taxable

Equity Investments

       –

45%

17%

31%

0%

4%

0%

3%

$           –

   536,784

203,560

364,738

2,016

42,417

2,400

       37,525

$1,189,440

4

100 ways community
United Community Bank.
The Bank That SERVICE Built.™

Manage Interest Rate Risk

Simulation

Net Interest Income

Economic Value of Equity

Daily Balance Sheet Management

5

                <3 Mo    <12 Mo     <3 Yr       <5 Yr

1Q 07                      67%                 83%                94%            98%

1Q 06                                             68%                 85%                95%            99%

Loans – Maturing / Repricing

6

100 ways community
U UNITED
United Community Bank.
The Bank That SERVICE Built.™

Interest Rate Risk

Simulation – Net interest Income

7

Rate

Change

Policy

1Q 07

4Q 06

1Q 06

+ 200

<± 10%

  1.5%

1.9%

3.4%

- 200

<± 10%

(0.3%)

(0.7%)

(6.2%)

100
ways
community
United
Community Bank.
The Bank That SERVICE Built.

Interest Rate Risk

Economic Value of Equity

8

Rate

Change

Policy

1Q 07

4Q 06

1Q 06

+ 100

<±  10%

2.3%

(1.8%)

1.3%

- 100

<±  10%

(4.0%)

0.8%

(2.8%)

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Net Interest Margin

Quarterly Trend

9

4.25%

4.00%

3.75%

3.50%

1Q 06

2Q 06

3Q 06

4Q 06

1Q 07

4.06%

4.07%

4.07%

3.99%

3.99%

Treasury/ALCO

Presented by:

   Mitch Bleske
   VP, Deputy Treasurer

1

100 ways community

United Community Bank

The Bank That SERVICE Built.

Agenda

Wholesale Borrowings

CD Trends

Derivatives

Capital

2

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Wholesale Borrowings

3

0

200

400

600

800

1,000

1,200

1,400

1,600

4Q 04

4Q 05

4Q 06

1Q 07

FHLB

Fed Funds

Repos

Brokered CDs

Notes & Debentures

Other

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Wholesale Borrowings

% of Assets

Note: this ratio excludes notes & debentures

4

30%

25%

20%

15%

10%

5%

0%

3 Q 04

1 Q 05

3 Q 05

1 Q 06

3 Q 06

1 Q 07

12.0%

100 ways community

CD Growth ($)
Spread to FHLB (bps)

United Community Bank.

The Bank That SERVICE Built.™

CD Growth

($ in thousands)

5

300

250

200

150

100

50

0

(50)

(100)

225

155

270

93

(62)

(39)

(23)

(24)

(52)

1 Q 07

4 Q 06

3 Q 06

2 Q 06

1 Q 06

(100)

(90)

(80)

(70)

(60)

(50)

(40)

(30)

(20)

(10)

CD Growth

Spread to FHLB

(62)

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Interest Rate Derivatives

($ in millions)

6

3,500

3,000

2,500

2,000

1,500

1,000

500

0

4Q 04

4Q 05

4Q 06

1Q 07

0%

10%

20%

30%

40%

50%

60%

70%

80%

90%

100%

30%

14%

33%

34%

Prime-Daily Loans

Derivative Notional

Interest Rate Derivatives

Receive Fixed Swaps

   Prime-based

   LIBOR-based

Prime Floors

($ in millions)

505

45

    500

1,050

1.20

1.70

2.83

2.00

Balance

Remaining

Avg. Life

(years)

7

Capital Position

8

Target

1Q 07

4Q 06

1Q 06

Tier 1 Ratio

Total Capital Ratio

Leverage Ratio

Tangible Capital Ratio

> 7.0%

> 11.0%

> 6.0%

> 5.5%

9.3

6.7

7.6

11.7

9.0

8.9

11.3

7.7

6.5

11.6

7.3

6.2

Credit & Risk Management /
                                Loan     Portfolio

Presented by:

   David Shearrow

   EVP, Risk Management

1

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Credit Culture

Strong Asset Quality by:

Secured lending

Granular Portfolio

Geographic focus

Relationship orientation

Knowledge of our markets

People

2

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

People

Average of over 20 years experience at the CEO level

Highly involved local Boards

Local empowerment and accountability

Training

Defined programs to bring more consistency in process

3

100 ways community

United Community Bank

The Bank That SERVICE Built.

Markets

Metro Characterized by:

Economic Growth: Job / Population

Diversified Economy

Larger, better capitalized builders & developers

Mountain Characterized by:

Retiree & Pre-retirement in-migration

Recession Resistant

Wealthy Clients

Smaller, diversified credits

Coastal

Blend of the strengths of Metro and Mountains

Metro vs. Mountain / Coastal

4

100 ways community

United Community Bank
The Bank That SERVICE Built.

Conservative Underwriting

Community Model:  Experienced bankers dealing with people and markets they know.

Secured Lending

Average LTV less than 75%

Real Estate Appreciation

No Bubble

Atlanta 5%*

* Office of Federal Housing Enterprise Oversight

5

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Conservative Underwriting

Involved Local Boards

Independent Appraisal Review Function

Seasoned Credit Officers:  Average > 25 years experience

Intense focus on primary source of repayment, collateral support and guarantor experience & financial wherewithal.

6

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Loan Portfolio - Overview

Business Mix

Commercial Real Estate

Construction

Geographic Breakdown

Credit Quality Indicators

7

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Diversified Lending

$5.4 billion as of 3/31/07

18% growth

12% core growth

Commercial: 29%

Construction: 43%

Residential Mortgage: 25%

Consumer – Installment: 3%

8

Commercial RE

6%

Commercial and Industrial

6%

Other  (Secured by RE)

17%

Primarily ARMs

20% Commercial

80% Residential

100 ways community
United Community Bank.
UNITED
The Bank That SERVICE Built.™

Business Mix – Loans

($ in millions)

Commercial - Secured by RE

Commercial & industrial

   Total Commercial

Construction (primarily res.)

Residential Mortgage

Consumer

   Total

$ 1,227

315

1,542

2,336

1,354

170

$ 5,402

23

6

29

43

25

3

$ 1,230

296

1,526

2,334

1,338

179

$ 5,377

%

23

6

29

43

25

3

%

$ 1,055

237

1,292

1,739

1,206

161

$ 4,398

24

5

29

40

27

4

$ 174

292

68

8

1Q 07

Mix

4Q 05

4Q 06

Mix

Mix

Average

Loan Size

(000)

%

9

Loans – Commercial

Commercial & Industrial

Commercial RE (Office Buildings, Hotels/Motels)

Other (Secured by Real Estate)

Single Unit Retail Stores

Small Strip Centers

Small Warehouses/Storage Units

Farmland

Other Small Business

Total Commercial

($ in millions)

$   315

338

113

91

81

61

543

$1,542

$   296

350

113

91

92

55

529

$1,526

$   237

277

102

67

72

54

483

$1,292

1Q 07

4Q 06

4Q 05

10

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Loans – Construction

Commercial

Residential

     Total  Construction

Residential Breakdown

Land – Builders & Developers

Improved – Subdivisions / Lots

Construction – Spec 66%, Sold 34%

     Total Residential

Residential

Atlanta Region

($ in millions)

462

1,874

2,336

122

941

811

  1,874

899

1Q 07

4Q 06

4Q 05

mix

20%

80%

100%

470

1,863

2,333

127

942

794

1,863

901

mix

20%

80%

100%

358

1,381

1,739

88

697

596

1,381

627

20%

80%

100%

mix

48%

*

* Includes Metro Atlanta and Gainesville MSAs          ** Percent of total company residential loans

48%

45%

**

**

**

$

$

$

  $

$

$

$

$

  $

$

$

$

$

  $

$

11

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Loans – Markets Served

North Georgia

Atlanta Region (incl. acq. of $267)

Coastal Georgia

Western North Carolina (incl. acq. of $8)

East Tennessee

Total

($ in millions)

$  2,019

2,006

372

782

233

$  5,402

1Q 07

4Q 06

4Q 05

$  2,039

2,000

358

773

207

$  5,377

$  1,792

1,453

306

669

178

$  4,398

*

* Includes Metro Atlanta and Gainesville MSAs

12

Credit Quality

Net Charge-Offs

Percent of Average Loans

Past Due Loans > 30 Days

Percent of Average Loans

Non-Performing Assets

Percent of Total Assets

Allowance as a Percent

   of Total Loans

Allowance as a Percent

   of NPLs

$   5.5

.12%

$ 51.9

.97%

$ 13.7

.19%

1.24%

534%

1Q 07

2005

2004

($ in millions)

$   1.5

.11%

$ 36.1

.66%

$ 14.3

.20%

1.27%

559%

2006

2003

$   5.7

.14%

$ 31.4

.71%

$ 13.0

.22%

1.22%

447%

$   3.6

.11%

$ 25.2

.67%

$  8.7

.17%

1.26%

588%

$  4.1

.15%

$  19.4

.64%

$ 7.6

.19%

1.28%

583%

13

100
ways
community
United
Community Bank
The Bank That SERVICE Built.

Managing Non-Performing Assets

Non-performing Assets

Percent of Assets

3/31/07

$ 14,292

.20%

12/31/06

$ 13,654

.19%

9/30/06

$  9,347

.14%

6/30/06

$  8,805

.14%

Intense Management Focus

SAD Unit and OREO Manager

Frequent Executive Meetings

Velocity

Aggressive Identification

Resolution of Problem Assets

Granular Portfolio

14

Credit Underwriting / Loan Approval Process

Presented by:

   Chris Jones

   SVP, Chief Credit Officer

1

100 ways community
United Community Bank.
UNITED
The Bank That SERVICE Built.™

Credit Underwriting

Credit officers average over 25 years experience

Analysts report to credit officer for objectivity and efficiency

Decentralized for responsiveness

Emphasis on capacity, character, and collateral

Appraisal review function:  Gloria McColgan, MAI (formerly Chief
Appraiser for Bank of America)

2

Loan Approval Process

Lenders

CEO

Regional credit officers

Executive management and Board approvals for large relationships

3

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Credit Administration
Lending Authorities

Two Holding Company Directors

Above $12.5 MM

UCBI President & CEO or Two EVPs

$12.5 MM

EVP (involved in credit approval process)

$7.5 MM secured

Chief Credit Officer

$5 MM secured

Regional Credit Managers

Joint authority with bank CEO

$3 MM secured

Bank CEO

$250 M to $2 MM

4

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Lending – Credit Summary

Legal lending limit

House lending limit

Top 25 relationships

8% of total loans

($ in millions)

$170

15

438

5

Construction Lending –Atlanta Region

Presented by:

   Gary Guthrie

   SVP, Real Estate Lending – Atlanta Region

100 ways community
United Community Bank.
The Bank That SERVICE Built.

Atlanta Region Real Estate Lending Structure

Centralized management of lending process including loan
administration and credit

Enhanced reporting

Dedicated Real Estate Lenders continue to be located in bank but report to the Metro Atlanta Real Estate Lending Group

Individual bank’s budgets are not affected – loans are booked into each bank and they receive income from the loans

Bank CEOs remain involved in business development

Construction and A&D

Atlanta Region* Construction and A&D

Commercial

Residential

     Total  Construction

Residential Breakdown

Land – Builders & Developers

Improved – Subdivisions / Lots

Construction – Spec 72%, Sold 28%

     Total Residential

($ in millions)

251

899

1,150

52

429

418

  899

1Q 07

4Q 06

4Q 05

mix

22%

78%

100%

273

901

1,174

57

430

414

901

mix

23%

77%

100%

187

627

814

33

292

302

627

23%

77%

100%

mix

* Includes Metro Atlanta and Gainesville MSAs

$

$

$

  $

$

$

$

  $

$

$

$

  $

Atlanta Housing Market

First Quarter 2007

UCB

Eugene James - Director

0

10,000

20,000

30,000

40,000

50,000

60,000

70,000

80,000

90,000

100,000

Dallas/Fort Worth, TX

Houston, TX

Phoenix, AZ

New York, NY-NJ-PA

LA Coastal, CA

Bay Area, CA

Chicago/Rockford, IL

Seattle, WA

Wash DC-MD-VA

Central Florida, FL

Atlanta, GA

Inland Empire, CA

Las Vegas, NV

Salt Lake, UT

New Orleans, LA

Denver, CO

Austin, TX

Central California,CA

Tampa Bay, FL

Charlotte, NC

Philadelphia, PA-NJ-MD

Raleigh/Durham, NC

South Florida, FL

San Antonio, TX

San Jose-Sunnyvale-Santa Clara CA

Source: U. S. Bureau of Labor Statistics

Metrostudy MARKETS

Top 25 Job Growth Markets

National Economic Overview

0

10,000

20,000

30,000

40,000

50,000

60,000

Atlanta, GA

Houston, TX

Chicago/Rockford, IL

Central Florida, FL

Dallas/Fort Worth, TX

Inland Empire, CA

Phoenix, AZ

LA Coastal, CA

Wash DC-MD-VA

South Florida, FL

Las Vegas, NV

Denver, CO

Central California,CA

Charlotte, NC

Naples/Ft. Myers, FL

Tampa Bay, FL

Raleigh/Durham, NC

Bay Area, CA

Austin, TX

New York, NY-NJ-PA

Twin Cities, MN

Salt Lake, UT

Seattle, WA

Nashville, TN

San Antonio, TX

METROSTUDY  MARKETS

Source: U. S. Dept of Commerce

National Economic Overview

Top 25 US Housing Markets

Apr-93
Jun-94
Aug-95
Oct-96
Dec-97
Feb-99
Apr-00
Jun-01
Jul-02
Sep-03
Nov-04
Jan-06
Mar-07

ATLANTA ECONOMIC OVERVIEW

ANNUAL RATE OF NON-AG NEW JOB FORMATION

TOTAL EMPLOYMENT

-100,000

-50,000

0

50,000

100,000

150,000

NEW JOBS

41,700

Atlanta Employment

Total
Const
Manfg
Trade-trans
Inform
Finance
Prof & Bus
Educ-Health
Leisure-other servcs
Gov't

5,300

-3,800

7,400

-1,500

3,000

7,100

7,400

8,000

8,800

-10,000

0

10,000

20,000

30,000

40,000

50,000

NET NEW

JOBS

41,700

Atlanta Employment

Dawson
Hall
Bartow
Cherokee
Forsyth
Jackson
Barrow
Paulding
Cobb
Gwinnett
DeKalb
Walton
Douglas
Fulton
Rockdale
Carroll
Clayton
Newton
Henry
Fayette
Coweta
Spalding

Atlanta Housing Market

4,000

5,000

6,000

7,000

8,000

9,000

10,000

11,000

Quarterly Starts

Quarterly Closings

5,968

Atlanta Housing Market

(29.6%)

(24.5%)

5,568

-

5,000

10,000

15,000

20,000

25,000

30,000

0.0

2.0

4.0

6.0

8.0

10.0

12.0

Fin Vacant

Under Const

Housing Mos

North Atlanta Housing Market

-

10,000

20,000

30,000

40,000

50,000

60,000

70,000

80,000

0.0

5.0

10.0

15.0

20.0

25.0

30.0

35.0

VDL Inv

VDL Mos

North Atlanta Housing Market

29.8 Mos

UNDER $150,000

$150,000 to $ 200,000

$300,000 to $400,000

$200,000 to $300,000

$500,000 to $750,000

$400,000 to $500,000

$750,000+

  3%                   3%

   12%           8%

28%         21%

      13%        17%

    33%         36%

    6%           7%

  6%           8%

1Q 2007

1Q 2006

North Atlanta Closings

By Price Range

1,000

2,000

3,000

4,000

5,000

6,000

7,000

Quarterly Starts

Quarterly Closings

South Atlanta Housing Market

(37.8%)

3,614

(15.5%)

3,882

-

2,000

4,000

6,000

8,000

10,000

12,000

14,000

16,000

18,000

0.0

2.0

4.0

6.0

8.0

10.0

Fin Vacant

Under Const

Housing Mos

South Atlanta Housing Market

9.2

-

10,000

20,000

30,000

40,000

50,000

60,000

0.0

5.0

10.0

15.0

20.0

25.0

30.0

35.0

VDL Inv

VDL Mos

South Atlanta Housing Market

31.8 Mos

UNDER $150,000

$150,000 to $ 200,000

$300,000 to $400,000

$200,000 to $300,000

$500,000 to $750,000

$400,000 to $500,000

$750,000+

<1%                 1%

   28%          20%

37%         33%

      8%          10%

    22%         31%

    1%           2%

  3%           3%

1Q 2007

1Q 2006

South Atlanta Closings

By Price Range

7.18

8.27

8.52

7.79

6.27

7.14

7.36

6.76

5.78

6.95

7.56

7.56

6.74

8.45

0

10,000

20,000

30,000

40,000

50,000

60,000

70,000

4Q03

1Q04

2Q04

3Q04

4Q04

1Q05

2Q05

3Q05

4Q05

1Q06

2Q06

3Q06

4Q06

1Q07

0.0

1.0

2.0

3.0

4.0

5.0

6.0

7.0

8.0

9.0

Annual Closings

Total Inventory

MOS

Source: FMLS

Closings up 3%

Atlanta Region

Resale Market Trend

Inventory up 25%

ATL

Major Feeder Markets

Minor Feeder Markets

Top Transferee Feeder Markets for Georgia

7.4%

7.1%

6.5%

6.0%

7.8%

8.2%

9.8%

12.7%

11.8%

12.9%

13.8%

12.6%

13.3%

12.8%

10.3%

7.9%

5.9%

4.5%

4.5%

4.5%

3.3%

3.3%

3.9%

4.2%

5.1%

5.6%

5.6%

6.1%

6.5%

6.4%

6.4%

6.1%

5.5%

5.6%

0%

2%

4%

6%

8%

10%

12%

14%

16%

4Q02

1Q03

2Q03

3Q03

4Q03

1Q04

2Q04

3Q04

4Q04

1Q05

2Q05

3Q05

4Q05

1Q06

2Q06

3Q06

4Q06

US Annual Appreciation

Georgia

Source: OFHEO

Georgia’s Top Transferee Feeder Markets: Annual Home Price

Appreciation Trends

10.4%

10.5%

9.8%

9.2%

11.7%

12.7%

15.2%

19.8%

19.8%

22.5%

25.8%

26.5%

28.1%

27.2%

21.4%

15.0%

9.5%

0%

5%

10%

15%

20%

25%

30%

4Q02

1Q03

2Q03

3Q03

4Q03

1Q04

2Q04

3Q04

4Q04

1Q05

2Q05

3Q05

4Q05

1Q06

2Q06

3Q06

4Q06

US Annual Appreciation

Florida

Source: OFHEO

Georgia’s Top Transferee Feeder Markets: Annual Home Price

Appreciation Trends

13.3%

12.9%

11.3%

10.8%

14.4%

15.4%

20.4%

27.8%

24.9%

26.5%

25.9%

20.4%

21.6%

19.4%

14.6%

10.1%

4.6%

0%

5%

10%

15%

20%

25%

30%

4Q02

1Q03

2Q03

3Q03

4Q03

1Q04

2Q04

3Q04

4Q04

1Q05

2Q05

3Q05

4Q05

1Q06

2Q06

3Q06

4Q06

US Annual Appreciation

California

Source: OFHEO

Georgia’s Top Transferee Feeder Markets: Annual Home Price

Appreciation Trends

12.7%

11.5%

9.4%

9.1%

12.2%

12.2%

14.0%

18.1%

15.1%

16.6%

14.6%

16.0%

15.2%

12.4%

9.3%

5.8%

17.8%

0%

2%

4%

6%

8%

10%

12%

14%

16%

18%

20%

4Q02

1Q03

2Q03

3Q03

4Q03

1Q04

2Q04

3Q04

4Q04

1Q05

2Q05

3Q05

4Q05

1Q06

2Q06

3Q06

4Q06

US Annual Appreciation

New Jersey

Source: OFHEO

Appreciation Trends

Georgia’s Top Transferee Feeder Markets: Annual Home Price

21.6

28.06

19.9

15.97

13.27

Top Transferee Feeder Markets for Georgia: State Ann. Appreciation %

6.35

Source: OFHEO

4Q05 Rates

US Annual Home Appreciation Trends

National 4Q 05: 13.25%

Top Transferee Feeder Markets for Georgia: State Ann. Appreciation %

Source: OFHEO

7.46

  4.9

9.45

5.8

5.58

4.9

4Q06 Rates

US Annual Home Appreciation Trends

National 4Q 06: 5.87%

#1

#2

#3

#4

#5

#6

#7

#8

#9

#10

Top Ten Builders:

National 4Q 06: 5.87%

26

Atlanta Region

75.2%

Top Ten Builders

24.8%

John Wieland Homes

1.5%

Bowen Family Homes

2.2%

KB Homes

2.1%

McCar Homes

1.8%

Ryland Homes

2.6%

Pulte Home Corp.

3.2%

Homelife Communities

2.9%

Beazer Homes

1.6%

Legacy Communities

3.6%

DR Horton Homes

3.3%

20%

21%

22%

23%

24%

25%

26%

1Q03

2Q03

3Q03

4Q03

1Q04

2Q04

3Q04

4Q04

1Q05

2Q05

3Q05

4Q05

1Q06

2Q06

3Q06

4Q06

1Q07

Top Ten Builders: Percentage Share of Atlanta Region

Annual Start vs. Annual Closings

Annual Closings %

Annual Starts %

Global Risk Management

Presented by:

   David Shearrow

   EVP, Risk Management

1

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Global Risk Management

Enterprise concept, not just credit risk

Risk management process

2

Enterprise Risk Types

Credit Risk:  The risk to earnings and capital arising from an obligor’s failure to meet the terms of any contract with the institution, or otherwise fail to perform as agreed.

Interest Rate / Market Risk:  The risk to a financial institution’s condition resulting from adverse movements in interest rates, or changes in the value of portfolios of financial instruments.

Liquidity Risk:  The risk to earnings or capital that arises from a financial institution’s inability to meet its obligations when they come due without incurring unacceptable losses.

Compliance / Legal Risk:  Risk arising from violations of or non-conformance with the laws, regulations, or prescribed practices which govern the institution’s activities.  Legal risk arises from potential unenforceable contract, lawsuit, or judgment.

Transaction Risk:  Risk arising from the potential that inadequate information systems, operational problems, breaches in internal controls, fraud or unforeseen catastrophes will result in unexpected losses.

Reputational Risk:  Risk arising from negative public, regulatory, industry, and capital markets opinion.

Strategic Risk:  Risk resulting from adverse business decisions or the improper implementation of those decisions.

3

100 ways community

United Community Bank

The Bank That SERVICE Built.™

Board of Directors

Audit Committee

Disclosure Committee

Risk Policy Committee

President & CEO

EVP Chief Financial Officer

EVP Banking

EVP Secretary & General Counsel

EVP Risk Management & Chief Risk Officer

EVP Marketing

SVP Retail Banking

Risk Management Committee

Risk Management Chart

Co-Chairs:

EVP Risk Management & Chief Risk Officer

EVP Secretary & General Counsel

SVP Controller

SVP Human Resources

SVP Operations &
Technology

SVP Chief Credit Officer

SVP Treasurer

SVP General Auditor

SVP Retail Banking

SVP Credit Administration

SVP Chief Compliance
Officer

4

Technology / Operations

Presented by:

   Jim Stewart

   SVP, Technology & Operations

1

100 ways community

United Community Bank®

The Bank That SERVICE Built.™

Our Role

Provide a sound infrastructure of technologies to support the customer-centric, service-based corporate goals and objectives

Produce a suite of products and banking applications that our banks would choose if they had a choice

Allow the customer to see us as 27 $300 million banks while
operating with efficiency as a $8.0 billion bank

Bottom line…

Our job is to allow our bankers to be better bankers

2

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

How Do We Do It?

Downtime is not an option – impact on service

Redundancy – eliminate single points of failure

Alternate Production Site – Cleveland, GA

Constant communication with business units – banks, credit
administration, mortgage, finance, accounting, treasury, marketing, retail banking

3

  Citrix Server Farm

26 Load Balanced Servers

n

+2 Model

Bank Location

Unisys

FS1600

ITI Core System

August 2006

BLAIRSVILLE

NetApp

Storage Area Network

Clustered Application Servers

150+ servers

Consumer and Commercial

Internet Banking

Verizon Business

Private IP Network

DSL Backup

CLEVELAND, GA

Alternate Production Site

Unisys Mainframe for ITI Core System

Storage Area Network

Server Farm

Application Servers

Objective:  100% Functionality to 50% of

end users as quickly as possible

Multiple Paths on

Windstream Fiber Optic Ring

Windstream Fiber Optic Ring

Marietta, GA

Fletcher, NC

Brunswick, GA

CHECK PROCESSING CENTERS

Perimeter

Firewall

"in the cloud"

4

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Managing Our Growth

Integration of newly acquired institutions – tried and true
methodology on numerous core systems

Team approach – all areas are represented in weekly status
meetings including the acquiree

Scalability – foundation has been built to support our continued
growth, both organic and acquisition

Financial investments in technology – goal is to smooth the curve and eliminate “writing the big check”

5

100 ways community

United Community Bank®

The Bank That SERVICE Built.™

Account Volume Growth

6

600,000

550,000

500,000

450,000

400,000

350,000

300,000

250,000

1-05

4-05

7-05

10-05

1-06

4-06

7-06

10-06

1-07

100 ways community

United Community Bank.

The Bank That SERVICE Built.™

Challenges for the Future

Security, security, security

Driving down variable costs – telephony as an example

Leveraging technology to create efficiencies without compromising our community bank model – Check 21, remote merchant capture, check processing model

Adhering to standards in order to preserve our scalability and harden our security

7

Closing Remarks

Presented by:

   Jimmy Tallent

   CEO United Community Banks, Inc.

1

100 ways community
United Community Bank.
UNITED
The Bank That SERVICE Built.™

High Quality Growth

Total Revenue

Operating Expense

Net Income

EPS

Loans

Deposits

($ in millions)

75.8

44.8

19.3

.44

5,402

5,842

64.2

38.5

16.0

.39

4,584

4,748

18

17

21

13

18

23

2007

2006

%

First Quarter

2

Profitable Growth

Return on Tangible Equity

Return on Equity

Return on Assets

Net Interest Margin

Efficiency Ratio

17.18

12.48

1.11

3.99

56.56

17.66

13.25

1.09

4.06

56.79

2007

2006

First Quarter

%

%

3

100 ways community

TENNESSEE
NORTH CAROLINA
SOUTH CAROLINA
GEORGIA
SOUTH CAROLINA
COASTAL GEORGIA
FLORIDA

United Community Bank.

The Bank That SERVICE Built.™

Why Invest in UCBI

High quality growth

      over a long period

      of time

Business model

Commitment to

      shareholder value

Ownership

4

Thank You For Attending

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